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                              LEADER MUTUAL FUNDS
                          LEADER GROWTH & INCOME FUND
                              LEADER BALANCED FUND
                          LEADER TAX-EXEMPT BOND FUND
                    LEADER INTERMEDIATE GOVERNMENT BOND FUND
                          LEADER SHORT TERM BOND FUND
                      LEADER TAX-EXEMPT MONEY MARKET FUND
                            LEADER MONEY MARKET FUND
                       LEADER TREASURY MONEY MARKET FUND
                                (EACH A "FUND")

                      Supplement Dated May 23, 2001 to the
   Institutional, Investor and Sweep Shares Prospectuses Dated January 1, 2001
       Investor and Sweep Shares Statement of Additional Information Dated
                                January 1, 2001
 Institutional Shares Statement of Additional Information Dated January 1, 2001



         Effective immediately, Union Planters Investment Advisors, Inc. ("Union Planters Advisors"), a registered investment adviser, has assumed all of Union Planters Bank, N.A.'s ("Union Planters Bank") duties as investment adviser to each Fund in the LEADER Mutual Funds family of funds. Union Planters Bank and Union Planters Advisors are both subsidiaries of Union Planters Corporation.

         All of the same portfolio managers and other key management personnel that provided services to the Funds through Union Planters Bank immediately prior to Union Planters Advisors' assumption of these responsibilities will continue to provide the same high level of service to the Funds through Union Planters Advisors. No fees or services will be affected as a result of this change.

         This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus and Statement of Additional Information. Investors should retain this supplement for future reference.